Exhibit 99.2
Employers Holdings, Inc.
Third Quarter 2023
Financial Supplement

EMPLOYERS HOLDINGS, INC.
Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Net Income (Loss) Before Income Taxes by Segment

8	Return on Equity

9	Roll-forward of Unpaid Losses and LAE

10	Consolidated Investment Portfolio

11	Book Value Per Share

12	Earnings Per Share

13	Non-GAAP Financial Measures

14	Description of Reportable Segments

EMPLOYERS HOLDINGS, INC.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2023	2022	% change	2023	2022	% change
Selected financial highlights:
Gross premiums written	$196.2	$188.6	4%	$589.5	$540.4	9%
Net premiums written	194.5	186.8	4	584.2	535.3	9
Net premiums earned	184.6	178.7	3	534.4	494.1	8
Net investment income	25.9	23.7	9	80.3	62.8	28
Net income (loss) before impact of the LPT(1)	12.1	17.0	(29)	66.6	(5.0)	n/m
Adjusted net income(1)	17.7	15.5	14	65.6	46.7	40
Net income (loss) before income taxes	17.4	23.8	(27)	90.3	(0.1)	n/m
Net Income	14.0	19.1	(27)	72.5	1.3	n/m
Total Comprehensive (loss) income	(12.1)	(45.1)	73	54.8	(218.2)	125
Total assets				3,527.0	3,708.7	(5)
Stockholders' equity				919.0	919.0	—
Stockholders' equity including the Deferred Gain(2)				1,019.2	1,027.1	(1)
Adjusted stockholders' equity(2)				1,175.8	1,186.0	(1)
Annualized adjusted return on stockholders' equity(3)	6.0%	5.2%	15%	7.4%	5.1%	45%
Amounts per share:
Cash dividends declared per share	$0.28	$0.26	8%	$0.82	$1.77	(54)%
Earnings per diluted share(4)	0.54	0.70	(23)	2.71	0.05	n/m
Earnings (loss) per diluted share before impact of the LPT(4)	0.46	0.62	(26)	2.49	(0.18)	n/m
Adjusted earnings per diluted share(4)	0.68	0.56	21	2.45	1.69	45
Book value per share(2)				35.73	33.79	6
Book value per share including the Deferred Gain(2)				39.63	37.77	5
Adjusted book value per share(2)				45.72	43.61	5
Financial information by Segment(5):
Net income (loss) before income taxes
Employers	$20.8	$26.1	(20)%	$97.5	$16.5	491
Cerity	(1.9)	(2.4)	21	(5.7)	(8.2)	30
Corporate and Other	(1.5)	0.1	n/m	(1.5)	(8.4)	82

n/m - not meaningful
(1) See Page 3 for calculations and Page 13 for information regarding our use of Non-GAAP Financial Measures.
(2) See Page 11 for calculations and Page 13 for information regarding our use of Non-GAAP Financial Measures.
(3) See Page 8 for calculations and Page 13 for information regarding our use of Non-GAAP Financial Measures.
(4) See Page 12 for description and calculations and Page 13 for information regarding our use of Non-GAAP Financial Measures.
(5) See Pages 4-7 for details and Page 14 for a description of our reportable segments.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Balance Sheets (unaudited)
$ in millions, except per share amounts

	September 30, 2023	December 31, 2022
ASSETS
Investments, cash and cash equivalents	$2,442.9	$2,658.2
Accrued investment income	18.5	19.0
Premiums receivable, net	363.3	305.9
Reinsurance recoverable, net of allowance, on paid and unpaid losses and LAE	437.2	451.3
Deferred policy acquisition costs	57.1	48.3
Deferred income tax asset, net	64.2	62.7
Contingent commission receivable—LPT Agreement	13.9	13.9
Other assets	129.9	157.4
Total assets	$3,527.0	$3,716.7

LIABILITIES
Unpaid losses and LAE	$1,913.4	$1,960.7
Unearned premiums	387.0	339.5
Commissions and premium taxes payable	62.8	58.2
Deferred Gain	100.2	106.1
FHLB Advances(1)	40.4	182.5
Other liabilities	104.2	125.5
Total liabilities	$2,608.0	$2,772.5

STOCKHOLDERS' EQUITY
Common stock and additional paid-in capital	$418.8	$415.2
Retained earnings	1,346.1	1,295.6
Accumulated other comprehensive loss	(156.6)	(138.9)
Treasury stock, at cost	(689.3)	(627.7)
Total stockholders’ equity	919.0	944.2
Total liabilities and stockholders’ equity	$3,527.0	$3,716.7

Stockholders' equity including the Deferred Gain (2)	$1,019.2	$1,050.3
Adjusted stockholders' equity (2)	1,175.8	1,189.2
Book value per share (2)	$35.73	$34.76
Book value per share including the Deferred Gain(2)	39.63	38.67
Adjusted book value per share (2)	45.72	43.78

(1) FHLB=Federal Home Loan Bank
(2) See Page 11 for calculations and Page 13 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Income Statements (unaudited)
$ in millions

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Revenues:
Net premiums earned	$184.6	$178.7	$534.4	$494.1
Net investment income	25.9	23.7	80.3	62.8
Net realized and unrealized gains (losses) on investments(1)	(7.1)	1.9	10.7	(65.5)
Other income (loss)	0.1	0.1	(0.2)	0.3
Total revenues	203.5	204.4	625.2	491.7
Expenses:
Losses and LAE incurred	(114.9)	(112.3)	(312.8)	(299.7)
Commission expense	(26.7)	(25.3)	(73.8)	(69.9)
Underwriting and general and administrative expenses	(43.5)	(41.9)	(133.7)	(120.6)
Interest and financing expenses	(1.0)	(1.1)	(5.2)	(1.6)
Other expenses	—	—	(9.4)	—
Total expenses	(186.1)	(180.6)	(534.9)	(491.8)
Net income (loss) before income taxes	17.4	23.8	90.3	(0.1)
Income tax (expense) benefit	(3.4)	(4.7)	(17.8)	1.4
Net Income	14.0	19.1	72.5	1.3
Unrealized AFS investment losses arising during the period, net of tax(2)	(27.0)	(60.3)	(20.0)	(222.2)
Reclassification adjustment for net realized AFS investment losses (gains) in net income, net of tax(2)	0.9	(3.9)	2.3	2.7
Total comprehensive (loss) income	$(12.1)	$(45.1)	$54.8	$(218.2)
Net Income	$14.0	$19.1	$72.5	$1.3
Amortization of the Deferred Gain - losses	(1.5)	(1.7)	(4.7)	(5.1)
Amortization of the Deferred Gain - contingent commission	(0.4)	(0.4)	(1.2)	(1.2)
Net income (loss) before impact of the LPT Agreement (3)	12.1	17.0	66.6	(5.0)
Net realized and unrealized losses (gains) on investments	7.1	(1.9)	(10.7)	65.5
Lease termination and asset impairment charges	—	—	9.4	—
Income tax expense (benefit) related to items excluded from Net income or loss	(1.5)	0.4	0.3	(13.8)
Adjusted net income	$17.7	$15.5	$65.6	$46.7

(1) Includes net realized and unrealized (losses) gains on equity securities and other investments of $(5.9) million and $(3.1) million for the three months ended September 30, 2023 and 2022, respectively, and $13.6 million and $(62.1) million for the nine months ended September 30, 2023 and 2022, respectively.

(2) AFS = Available for Sale securities.
(3) See Page 13 regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Net Income (Loss) Before Income Taxes by Segment (1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Three Months Ended September 30, 2023
Gross premiums written		$194.0	$2.2	$—	$196.2
Net premiums written		192.3	2.2	—	194.5

Net premiums earned	A	182.7	1.9	—	184.6
Net investment income		23.4	1.6	0.9	25.9
Net realized and unrealized losses on investments		(5.9)	(0.4)	(0.8)	(7.1)
Other income		0.1	—	—	0.1
Total revenues		200.3	3.1	0.1	203.5

Losses and LAE incurred (2)	B	(115.5)	(1.3)	1.9	(114.9)
Commission expense	C	(26.6)	(0.1)	—	(26.7)
Underwriting and general and administrative expenses	D	(36.5)	(3.6)	(3.4)	(43.5)
Interest and financing expenses		(0.9)	—	(0.1)	(1.0)
Other expenses		—	—	—	—
Total expenses		(179.5)	(5.0)	(1.6)	(186.1)
Net income (loss) before income taxes		$20.8	$(1.9)	$(1.5)	$17.4

Underwriting income (loss)	A+B+C+D	4.1	(3.1)

Loss and LAE expense ratio:
Current year		63.3%	n/m
Prior years		(0.1)	—
Loss and LAE ratio		63.2	n/m
Commission expense ratio		14.6	n/m
Underwriting expense ratio		20.0	n/m
Combined ratio		97.8%	n/m

n/m - not meaningful
(1) See Page 14 for a description of our reportable segments
(2) Losses and LAE in Corporate and Other represent the impact of the LPT Agreement

EMPLOYERS HOLDINGS, INC.
Net Income (Loss) Before Income Taxes by Segment (1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Three Months Ended September 30, 2022
Gross premiums written		$187.1	$1.5	$—	$188.6
Net premiums written		185.3	1.5	—	186.8

Net premiums earned	A	177.9	0.8	—	178.7
Net investment income		21.4	1.2	1.1	23.7
Net realized and unrealized gains (losses) on investments		2.4	(0.3)	(0.2)	1.9
Other income		0.1	—	—	0.1
Total revenues		201.8	1.7	0.9	204.4

Losses and LAE incurred (2)	B	(113.8)	(0.6)	2.1	(112.3)
Commission expense	C	(25.2)	(0.1)	—	(25.3)
Underwriting and general and administrative expenses	D	(35.7)	(3.4)	(2.8)	(41.9)
Interest and financing expenses		(1.0)	—	(0.1)	(1.1)
Total expenses		(175.7)	(4.1)	(0.8)	(180.6)
Net income (loss) before income taxes		$26.1	$(2.4)	$0.1	$23.8

Underwriting income (loss)	A+B+C+D	$3.2	$(3.3)

Loss and LAE expense ratio:
Current year		64.1%	n/m
Prior years		(0.1)	—
Loss and LAE ratio		64.0	n/m
Commission expense ratio		14.2	n/m
Underwriting expense ratio		20.1	n/m
Combined ratio		98.3%	n/m

n/m - not meaningful
(1) See Page 14 for a description of our reportable segments
(2) Losses and LAE in Corporate and Other represent the impact of the LPT Agreement

EMPLOYERS HOLDINGS, INC.
Net Income (Loss) Before Income Taxes by Segment (1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Nine Months Ended September 30, 2023
Gross premiums written		$584.4	$5.1	$—	$589.5
Net premiums written		579.1	5.1	—	584.2

Net premiums earned	A	529.5	4.9	—	534.4
Net investment income		72.3	5.0	3.0	80.3
Net realized and unrealized gains (losses) on investments		11.1	(0.2)	(0.2)	10.7
Other (loss) income		(0.2)	—	—	(0.2)
Total revenues		612.7	9.7	2.8	625.2

Losses and LAE incurred (2)	B	(315.5)	(3.2)	5.9	(312.8)
Commission expense	C	(73.6)	(0.2)	—	(73.8)
Underwriting and general and administrative expenses	D	(111.8)	(12.0)	(9.9)	(133.7)
Interest and financing expenses		(4.9)	—	(0.3)	(5.2)
Other expenses		(9.4)	—	—	(9.4)
Total expenses		(515.2)	(15.4)	(4.3)	(534.9)
Net income (loss) before income taxes		$97.5	$(5.7)	$(1.5)	$90.3

Underwriting income (loss)	A+B+C+D	28.6	(10.5)

Loss and LAE expense ratio:
Current year		63.4%	n/m
Prior years		(3.8)	—
Loss and LAE ratio		59.6	n/m
Commission expense ratio		13.9	n/m
Underwriting expense ratio		21.1	n/m
Combined ratio		94.6%	n/m

n/m - not meaningful
(1) See Page 14 for a description of our reportable segments
(2) Losses and LAE in Corporate and Other represent the impact of the LPT Agreement

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment (1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Nine Months Ended September 30, 2022
Gross premiums written		$536.8	$3.6	$—	$540.4
Net premiums written		531.7	3.6	—	535.3

Net premiums earned	A	492.1	2.0	—	494.1
Net investment income		57.7	2.7	2.4	62.8
Net realized and unrealized losses on investments		(56.0)	(1.6)	(7.9)	(65.5)
Other income		0.3	—	—	0.3
Total revenues		494.1	3.1	(5.5)	491.7

Losses and LAE incurred (2)	B	(304.7)	(1.3)	6.3	(299.7)
Commission expense	C	(69.8)	(0.1)	—	(69.9)
Underwriting and general and administrative expenses	D	(101.8)	(9.9)	(8.9)	(120.6)
Interest and financing expenses		(1.3)	—	(0.3)	(1.6)
Total expenses		(477.6)	(11.3)	(2.9)	(491.8)
Net income (loss) before income taxes		$16.5	$(8.2)	$(8.4)	$(0.1)

Underwriting income (loss)	A+B+C+D	$15.8	$(9.3)

Loss and LAE expense ratio:
Current year		64.0%	n/m
Prior years		(2.1)	—
Loss and LAE ratio		61.9	n/m
Commission expense ratio		14.2	n/m
Underwriting expense ratio		20.7	n/m
Combined ratio		96.8%	n/m

n/m - not meaningful
(1) See Page 14 for a description of our reportable segments
(2) Losses and LAE in Corporate and Other represent the impact of the LPT Agreement

EMPLOYERS HOLDINGS, INC.
Return on Equity (unaudited)
$ in millions

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2023	2022	2023	2022

Net income	A	$14.0	$19.1	$72.5	$1.3
Impact of the LPT Agreement		(1.9)	(2.1)	(5.9)	(6.3)
Net realized and unrealized (gains) losses on investments		7.1	(1.9)	(10.7)	65.5
Lease termination and asset impairment charges		—	—	9.4	—
Income tax expense (benefit) related to items excluded from Net income		(1.5)	0.4	0.3	(13.8)
Adjusted net income (1)	B	17.7	15.5	65.6	46.7

Stockholders' equity - end of period		$919.0	$919.0	$919.0	$919.0

Stockholders' equity - beginning of period		951.7	977.5	944.2	1,213.1

Average stockholders' equity	C	935.4	948.3	931.6	1,066.1

Stockholders' equity - end of period		$919.0	$919.0	$919.0	$919.0
Deferred Gain - end of period		100.2	108.1	100.2	108.1
Accumulated other comprehensive loss - end of period		198.2	201.1	198.2	201.1
Income taxes related to accumulated other comprehensive loss - end of period		(41.6)	(42.2)	(41.6)	(42.2)
Adjusted stockholders' equity - end of period		1,175.8	1,186.0	1,175.8	1,186.0
Adjusted stockholders' equity - beginning of period		1,184.3	1,182.4	1,189.2	1,266.9
Average adjusted stockholders' equity (1)	D	1,180.1	1,184.2	1,182.5	1,226.5

Return on stockholders' equity	A / C	1.5%	2.0%	7.8%	0.1%
Annualized return on stockholders' equity		6.0	8.1	10.4	0.2

Adjusted return on stockholders' equity (1)	B / D	1.5%	1.3%	5.5%	3.8%
Annualized adjusted return on stockholders' equity (1)		6.0	5.2	7.4	5.1

(1) See Page 13 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Roll-forward of Unpaid Losses and LAE (unaudited)
$ in millions

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022

Unpaid losses and LAE at beginning of period	$1,927.2	$1,972.8	$1,960.7	$1,981.2
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	436.2	462.4	445.4	476.9
Net unpaid losses and LAE at beginning of period	1,491.0	1,510.4	1,515.3	1,504.3
Losses and LAE incurred:
Current year losses	116.9	114.6	338.7	316.3
Prior year losses on voluntary business	—	—	(20.0)	(9.6)
Prior year losses on involuntary business	(0.1)	(0.3)	—	(0.7)
Total losses incurred	116.8	114.3	318.7	306.0
Losses and LAE paid:
Current year losses	32.0	27.3	64.1	50.4
Prior year losses	89.0	73.9	283.1	236.4
Total paid losses	121.0	101.2	347.2	286.8
Net unpaid losses and LAE at end of period	1,486.8	1,523.5	1,486.8	1,523.5
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	426.6	456.4	426.6	456.4
Unpaid losses and LAE at end of period	$1,913.4	$1,979.9	$1,913.4	$1,979.9
Total losses and LAE shown in the above table exclude amortization of the Deferred Gain, which totaled $1.9 million and $2.1 million for the three months ended September 30, 2023 and 2022, respectively, and $5.9 million and $6.3 million for the nine months ended September 30, 2023 and 2022, respectively.

EMPLOYERS HOLDINGS, INC.
Consolidated Investment Portfolio (unaudited)
$ in millions

	September 30, 2023				December 31, 2022
Investment Positions:	Cost or Amortized Cost (1)	Net Unrealized Gain (Loss)	Fair Value	%	Fair Value	%
Fixed maturity securities	$2,198.6	$(198.2)	$1,997.2	82%	$2,186.3	82%
Equity securities	132.3	66.7	199.0	8	203.7	8
Short-term investments	46.8	—	46.8	2	119.1	4
Other invested assets	81.1	9.8	90.9	4	59.7	2
Cash and cash equivalents	108.8	—	108.8	4	89.2	3
Restricted cash and cash equivalents	0.2	—	0.2	—	0.2	—
Total investments and cash	$2,567.8	$(121.7)	$2,442.9	100%	$2,658.2	100%

Breakout of Fixed Maturity Securities:
U.S. Treasuries and agencies	$101.1	$(4.9)	$96.2	5%	$92.9	4%
States and municipalities	240.8	(12.6)	228.2	11	317.6	15
Corporate securities	1,023.9	(103.4)	917.9	46	868.1	40
Mortgage-backed securities	465.8	(65.7)	400.1	20	415.3	19
Asset-backed securities	113.6	(6.8)	106.8	5	66.1	3
Collateralized loan obligations	127.8	(1.2)	126.6	6	260.9	12
Bank loans and other	125.6	(3.6)	121.4	6	165.4	8
Total fixed maturity securities	$2,198.6	$(198.2)	$1,997.2	100%	$2,186.3	100%

Weighted average book yield	4.1%	3.9%
Average credit quality (S&P)	A+	A
Duration	4.4	3.9
(1) Amortized cost excludes allowance for current expected credit losses (CECL) of $3.2 million.

EMPLOYERS HOLDINGS, INC.
Book Value Per Share (unaudited)
$ in millions, except per share amounts

		September 30, 2023	June 30, 2023	December 31, 2022	September 30, 2022
Numerators:
Stockholders' equity	A	$919.0	$951.7	$944.2	$919.0
Plus: Deferred Gain		100.2	102.1	106.1	108.1
Stockholders' equity including the Deferred Gain (1)	B	1,019.2	1,053.8	1,050.3	1,027.1
Accumulated other comprehensive loss		198.2	165.2	175.8	201.1
Income taxes related to accumulated other comprehensive loss		(41.6)	(34.7)	(36.9)	(42.2)
Adjusted stockholders' equity (1)	C	$1,175.8	$1,184.3	$1,189.2	$1,186.0

Denominator (shares outstanding)	D	25,719,074	26,078,813	27,160,748	27,196,333

Book value per share (1)	A / D	$35.73	$36.49	$34.76	$33.79
Book value per share including the Deferred Gain(1)	B / D	39.63	40.41	38.67	37.77
Adjusted book value per share (1)	C / D	45.72	45.41	43.78	43.61

YTD Change in: (2)
Book value per share		5.1%			(18.7)%
Book value per share including the Deferred Gain		4.6			(17.4)
Adjusted book value per share		6.3			(0.6)

(1) See Page 13 for information regarding our use of Non-GAAP Financial Measures.
(2) Reflects the change in book value per share after taking into account dividends declared of $0.82 and $1.77 for the nine months ended September 30, 2023 and 2022, respectively.

EMPLOYERS HOLDINGS, INC.
Earnings Per Share (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2023	2022	2023	2022
Numerators:
Net income	A	$14.0	$19.1	$72.5	$1.3
Impact of the LPT Agreement		(1.9)	(2.1)	(5.9)	(6.3)
Net income (loss) before impact of the LPT (1)	B	12.1	17.0	66.6	(5.0)
Net realized and unrealized (gains) losses on investments		7.1	(1.9)	(10.7)	65.5
Lease termination and asset impairment charges		—	—	9.4	—
Income tax expense (benefit) related to items excluded from Net income		(1.5)	0.4	0.3	(13.8)
Adjusted net income (1)	C	$17.7	$15.5	$65.6	$46.7

Denominators:
Average common shares outstanding (basic)	D	25,981,984	27,312,409	26,612,443	27,504,566
Average common shares outstanding (diluted)	E	26,118,280	27,436,428	26,767,056	27,681,666

Earnings per share:
Basic	A / D	$0.54	$0.70	$2.72	$0.05
Diluted	A / E	0.54	0.70	2.71	0.05

Earnings (loss) per share before impact of the LPT: (1)
Basic	B / D	$0.47	$0.62	$2.50	$(0.18)
Diluted (2)	B / E	0.46	0.62	2.49	(0.18)

Adjusted earnings per share: (1)
Basic	C / D	$0.68	$0.57	$2.47	$1.70
Diluted	C / E	0.68	0.56	2.45	1.69

(1) See Page 13 for information regarding our use of Non-GAAP Financial Measures.
(2) Outstanding common share equivalents are not considered in the Company's diluted earnings (loss) per share computations in any period that involves a net loss.

Non-GAAP Financial Measures
Within this earnings release we present the following measures, each of which are "non-GAAP financial measures." A reconciliation of these measures to the Company's most directly comparable GAAP financial measures is included herein. Management believes that these non-GAAP measures are important to the Company's investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry. Management further believes that these measures are more relevant than comparable GAAP measures in evaluating our financial performance.
The LPT Agreement is a non-recurring transaction that does not result in ongoing cash benefits to the Company. Management believes that providing non-GAAP measures that exclude the effects of the LPT Agreement (amortization of deferred reinsurance gain, adjustments to LPT Agreement ceded reserves and adjustments to contingent commission receivable) is useful in providing investors, analysts and other interested parties a meaningful understanding of the Company's ongoing underwriting performance.
Deferred reinsurance gain (Deferred Gain) reflects the unamortized gain from the LPT Agreement. This gain has been deferred and is being amortized using the recovery method, whereby the amortization is determined by the proportion of actual reinsurance recoveries to total estimated recoveries, except for the contingent profit commission, which is being amortized through June 30, 2024. Amortization is reflected in losses and LAE incurred.
Adjusted net income (see Page 3 for calculations) is net income excluding the effects of the LPT Agreement, and net realized and unrealized gains and losses on investments (net of tax), and any miscellaneous non-recurring transactions (net of tax). Management believes that providing this non-GAAP measures is helpful to investors, analysts and other interested parties in identifying trends in the Company's operating performance because such items have limited significance to its ongoing operations or can be impacted by both discretionary and other economic factors and may not represent operating trends.
Stockholders' equity including the Deferred Gain (see Page 11 for calculations) is stockholders' equity including the Deferred Gain. Management believes that providing this non-GAAP measure is useful in providing investors, analysts and other interested parties a meaningful measure of the Company's total underwriting capital.
Adjusted stockholders' equity (see Page 11 for calculations) is stockholders' equity including the Deferred Gain, less accumulated other comprehensive income (net of tax). Management believes that providing this non-GAAP measure is useful to investors, analysts and other interested parties since it serves as the denominator to the Company's adjusted return on stockholders' equity metric.
Return on stockholders' equity and Adjusted return on stockholders' equity (see Page 8 for calculations). Management believes that these profitability measures are widely used by our investors, analysts and other interested parties.
Book value per share, Book value per share including the Deferred Gain, and Adjusted book value per share (see Page 11 for calculations). Management believes that these valuation measures are widely used by our investors, analysts and other interested parties.
Net income before impact of the LPT (see Page 3 for calculations). Management believes that these performance and underwriting measures are widely used by our investors, analysts and other interested parties.

Description of Reportable Segments
The Company has determined that it has two reportable segments: Employers and Cerity. Each of these segments represents a separate and distinct distribution channel through which the Company conducts insurance business.
The nature and composition of each reportable segment and its Corporate and Other activities are as follows:
•The Employers segment represents the traditional business offered through the EMPLOYERS brand name (Employers) through its agents, including business originated from its strategic partnerships and alliances;
•The Cerity segment represents the as business offered under the Cerity brand name, which includes the Company's direct-to-customer business; and
•Corporate and Other activities consist of those holding company expenses that are not considered to be underwriting in nature, the financial impact of the LPT Agreement and legacy (pre-acquisition) business assumed and ceded by Cerity Insurance Company. These expenses are not considered to be part of a reportable segment and are not otherwise allocated to a reportable segment.